DISCOVER FINANCIAL SERVICES										Exhibit 99.2
EARNINGS SUMMARY
(unaudited, in millions, except per share statistics)
	Quarter Ended							Nine Months Ended
	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017	Sep 30, 2017	Sep 30, 2018 vs. Sep 30, 2017		Sep 30, 2018	Sep 30, 2017	2018 vs. 2017
EARNINGS SUMMARY
Interest Income	$2,781	$2,636	$2,569	$2,556	$2,476	$305	12%	$7,986	$7,092	$894	13%
Interest Expense	558	507	469	436	426	132	31%	1,534	1,212	322	27%
Net Interest Income	2,223	2,129	2,100	2,120	2,050	173	8%	6,452	5,880	572	10%
Discount/Interchange Revenue	753	724	646	717	675	78	12%	2,123	1,937	186	10%
Rewards Cost	473	461	392	434	417	56	13%	1,326	1,168	158	14%
Discount and Interchange Revenue, net	280	263	254	283	258	22	9%	797	769	28	4%
Protection Products Revenue	51	50	53	54	55	(4)	(7%)	154	169	(15)	(9%)
Loan Fee Income	103	95	96	96	95	8	8%	294	267	27	10%
Transaction Processing Revenue	47	42	43	43	43	4	9%	132	124	8	6%
Other Income	20	24	29	18	24	(4)	(17%)	73	74	(1)	(1%)
Total Other Income	501	474	475	494	475	26	5%	1,450	1,403	47	3%

Revenue Net of Interest Expense	2,724	2,603	2,575	2,614	2,525	199	8%	7,902	7,283	619	8%

Provision for Loan Losses	742	742	751	679	674	68	10%	2,235	1,900	335	18%

Employee Compensation and Benefits	408	400	405	411	371	37	10%	1,213	1,101	112	10%
Marketing and Business Development	218	224	185	213	203	15	7%	627	563	64	11%
Information Processing & Communications	89	86	82	80	78	11	14%	257	235	22	9%
Professional Fees	166	161	155	189	163	3	2%	482	466	16	3%
Premises and Equipment	26	24	26	26	25	1	4%	76	73	3	4%
Other Expense	108	89	115	117	108	—	—%	312	307	5	2%
Total Other Expense	1,015	984	968	1,036	948	67	7%	2,967	2,745	222	8%

Income Before Income Taxes	967	877	856	899	903	64	7%	2,700	2,638	62	2%
Tax Expense	247	208	190	512	301	(54)	(18%)	645	926	(281)	(30%)
Net Income	$720	$669	$666	$387	$602	$118	20%	$2,055	$1,712	$343	20%

Net Income Allocated to Common Stockholders	$699	$663	$646	$359	$589	$110	19%	$2,008	$1,672	$336	20%

Effective Tax Rate	25.5%	23.7%	22.2%	57.0%	33.3%			23.9%	35.1%

Net Interest Margin	10.28%	10.21%	10.23%	10.28%	10.28%	—	bps	10.24%	10.16%	8	bps
Operating Efficiency	37.2%	37.8%	37.6%	39.7%	37.5%	(30)	bps	37.5%	37.7%	(20)	bps
ROE	26%	25%	25%	14%	22%			25%	20%
Capital Returned to Common Stockholders	$580	$656	$684	$657	$667	($87)	(13%)	$1,920	$1,835	$85	5%
Payout Ratio	83%	99%	106%	183%	113%			96%	110%	(1,400)	bps

Ending Common Shares Outstanding	338	344	351	358	366	(28)	(8%)	338	366	(28)	(8%)
Weighted Average Common Shares Outstanding	341	348	355	362	371	(30)	(8%)	348	379	(31)	(8%)
Weighted Average Common Shares Outstanding (fully diluted)	342	348	355	362	371	(29)	(8%)	348	379	(31)	(8%)

PER SHARE STATISTICS
Basic EPS	$2.05	$1.91	$1.82	$0.99	$1.59	$0.46	29%	$5.77	$4.42	$1.35	31%
Diluted EPS	$2.05	$1.91	$1.82	$0.99	$1.59	$0.46	29%	$5.77	$4.42	$1.35	31%
Common Stock Price (period end)	$76.45	$70.41	$71.93	$76.92	$64.48	$11.97	19%	$76.45	$64.48	$11.97	19%
Book Value per share	$32.60	$31.66	$30.93	$30.43	$30.56	$2.04	7%	$32.60	$30.56	$2.04	7%

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
EARNINGS SUMMARY
(unaudited, in millions)
	Quarter Ended							Nine Months Ended
	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017	Sep 30, 2017	Sep 30, 2018 vs. Sep 30, 2017		Sep 30, 2018	Sep 30, 2017	2018 vs. 2017
SEGMENT- INCOME BEFORE INCOME TAXES
Direct Banking	$923	$837	$811	$870	$867	$56	6%	$2,571	$2,522	$49	2%
Payment Services	44	40	45	29	36	8	22%	129	116	13	11%
Total	$967	$877	$856	$899	$903	$64	7%	$2,700	$2,638	$62	2%

TRANSACTIONS PROCESSED ON NETWORKS
Discover Network	642	614	550	607	579	63	11%	1,806	1,633	173	11%
PULSE Network	1,151	1,055	989	1,029	996	155	16%	3,195	2,827	368	13%
Total	1,793	1,669	1,539	1,636	1,575	218	14%	5,001	4,460	541	12%

NETWORK VOLUME
PULSE Network	$45,244	$44,308	$43,158	$42,386	$39,828	$5,416	14%	$132,710	$114,742	$17,968	16%
Network Partners	5,113	4,602	4,553	3,280	3,811	1,302	34%	14,268	10,933	3,335	31%
Diners Club International [1]	8,370	8,417	8,390	8,373	7,989	381	5%	25,177	23,171	2,006	9%
Total Payment Services	58,727	57,327	56,101	54,039	51,628	7,099	14%	172,155	148,846	23,309	16%
Discover Network - Proprietary	36,642	36,339	32,382	36,267	33,576	3,066	9%	105,363	96,777	8,586	9%
Total	$95,369	$93,666	$88,483	$90,306	$85,204	$10,165	12%	$277,518	$245,623	$31,895	13%

[1] Volume is derived from data provided by licensees for Diners Club branded cards issued outside of North America and is subject to subsequent revision or amendment
Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
BALANCE SHEET SUMMARY
(unaudited, in millions)
	Quarter Ended
	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017	Sep 30, 2017	Sep 30, 2018 vs. Sep 30, 2017
BALANCE SHEET SUMMARY
Assets
Cash and Investment Securities	$18,410	$17,441	$18,641	$14,955	$16,155	$2,255	14%
Total Loan Receivables	86,894	84,789	82,744	84,248	80,443	6,451	8%
Allowance for Loan Losses	(2,927)	(2,828)	(2,736)	(2,621)	(2,531)	(396)	(16%)
Net Loan Receivables	83,967	81,961	80,008	81,627	77,912	6,055	8%
Premises and Equipment, net	896	874	848	825	800	96	12%
Goodwill and Intangible Assets, net	417	417	417	418	418	(1)	—%
Other Assets	2,152	2,058	2,053	2,262	2,323	(171)	(7%)
Total Assets	$105,842	$102,751	$101,967	$100,087	$97,608	$8,234	8%

Liabilities & Stockholders' Equity
Direct to Consumer and Affinity Deposits	$43,411	$42,256	$41,321	$39,367	$38,703	$4,708	12%
Brokered Deposits and Other Deposits	20,263	19,427	19,809	19,397	17,432	2,831	16%
Deposits	63,674	61,683	61,130	58,764	56,135	7,539	13%
Borrowings	26,998	26,252	26,244	26,326	26,737	261	1%
Accrued Expenses and Other Liabilities	4,154	3,927	3,722	4,105	3,549	605	17%
Total Liabilities	94,826	91,862	91,096	89,195	86,421	8,405	10%
Total Equity	11,016	10,889	10,871	10,892	11,187	(171)	(2%)
Total Liabilities and Stockholders' Equity	$105,842	$102,751	$101,967	$100,087	$97,608	$8,234	8%

LIQUIDITY
Liquidity Portfolio	$16,370	$15,703	$17,550	$13,560	$13,906	2,464	18%
Undrawn Credit Facilities [1]	36,257	36,422	35,099	35,153	33,696	2,561	8%
Total Liquidity	$52,627	$52,125	$52,649	$48,713	$47,602	$5,025	11%

[1] Excludes investments pledged to the Federal Reserve, which is included within the liquidity portfolio

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
BALANCE SHEET STATISTICS
(unaudited, in millions)
	Quarter Ended
	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017	Sep 30, 2017	Sep 30, 2018 vs. Sep 30, 2017
BALANCE SHEET STATISTICS
Total Common Equity	$10,453	$10,326	$10,308	$10,329	$10,627	($174)	(2%)
Total Common Equity/Total Assets	9.9%	10.1%	10.1%	10.3%	10.9%
Total Common Equity/Net Loans	12.4%	12.6%	12.9%	12.7%	13.6%

Tangible Assets	$105,425	$102,334	$101,550	$99,669	$97,190	$8,235	8%
Tangible Common Equity [1]	$10,036	$9,909	$9,891	$9,911	$10,209	($173)	(2%)
Tangible Common Equity/Tangible Assets [1]	9.5%	9.7%	9.7%	9.9%	10.5%
Tangible Common Equity/Net Loans [1]	12.0%	12.1%	12.4%	12.1%	13.1%
Tangible Common Equity per share [1]	$29.70	$28.82	$28.15	$27.69	$27.89	$1.81	6%

REGULATORY CAPITAL RATIOS	Basel III Transition
Total Risk Based Capital Ratio	13.9%	13.6%	14.0%	13.8%	14.7%
Tier 1 Risk Based Capital Ratio	12.1%	12.3%	12.5%	12.3%	13.2%
Tier 1 Leverage Ratio	10.4%	10.5%	10.6%	10.8%	11.4%
Common Equity Tier 1 Capital Ratio [2]	11.4%	11.6%	11.9%	11.6%	12.5%

RATIO OF EARNINGS TO FIXED CHARGES
Ratio of Earnings to Fixed Charges [3,4]	2.8	2.8	2.8	3.2	3.2

[1]   Tangible Common Equity ("TCE") is a non-GAAP measure. The Company believes TCE is a more meaningful measure to investors of the net asset value of the Company. For corresponding reconciliation of TCE to a GAAP financial measure see Reconciliation of GAAP to non-GAAP Data schedule

2  At September 30, 2018, there was no difference between the Company's CET1 capital ratio calculated under Basel III transition rules and the Company's CET1 capital ratio calculated under Basel III fully phased-in rules

[3] Fixed charges are the sum of interest expense, amortized premiums, discounts and capitalized expenses related to indebtedness and an estimate of interest within rental expense

[4] The Ratio of Earnings to Fixed Charges is a year-to-date statistic. The periods reported reflect the nine months ended September 30, 2018, the six months ended June 30, 2018, the three months ended March 31, 2018, the twelve months ended December 31, 2017, and the nine months ended September 30, 2017

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
AVERAGE BALANCE SHEET
(unaudited, in millions)
	Quarter Ended
	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017	Sep 30, 2017	Sep 30, 2018 vs. Sep 30, 2017
AVERAGE BALANCES
Assets
Cash and Investment Securities	$16,474	$16,395	$15,058	$15,290	$14,547	$1,927	13%
Restricted Cash	638	466	821	276	848	(210)	(25%)
Credit Card Loans	68,613	66,594	65,983	64,791	62,647	5,966	10%
Private Student Loans	9,158	9,219	9,432	9,158	8,986	172	2%
Personal Loans	7,460	7,304	7,387	7,455	7,208	252	3%
Other Loans	624	531	452	398	348	276	79%
Total Loans	85,855	83,648	83,254	81,802	79,189	6,666	8%
Total Interest Earning Assets	102,967	100,509	99,133	97,368	94,584	8,383	9%
Allowance for Loan Losses	(2,827)	(2,731)	(2,615)	(2,530)	(2,379)	(448)	(19%)
Other Assets	4,377	4,170	4,221	4,252	4,192	185	4%
Total Assets	$104,517	$101,948	$100,739	$99,090	$96,397	$8,120	8%

Liabilities and Stockholders' Equity
Direct to Consumer and Affinity Deposits	$42,498	$41,459	$39,825	$38,807	$37,900	$4,598	12%
Brokered Deposits and Other Deposits	19,939	19,166	19,638	18,244	16,192	3,747	23%
Total Interest-bearing Deposits	62,437	60,625	59,463	57,051	54,092	8,345	15%
Short-term Borrowings	3	1	1	2	1	2	200%
Securitized Borrowings	16,141	16,121	16,180	16,676	17,206	(1,065)	(6%)
Other Long-term Borrowings	10,351	9,866	9,945	9,768	9,721	630	6%
Total Interest-bearing Liabilities	88,932	86,613	85,589	83,497	81,020	7,912	10%
Other Liabilities & Stockholders' Equity	15,585	15,335	15,150	15,593	15,377	208	1%
Total Liabilities and Stockholders' Equity	$104,517	$101,948	$100,739	$99,090	$96,397	$8,120	8%

AVERAGE RATES
Assets
Cash and Investment Securities	2.01%	1.82%	1.57%	1.34%	1.31%	70	bps
Restricted Cash	1.92%	1.85%	1.68%	1.34%	1.15%	77	bps
Credit Card Loans	13.06%	12.88%	12.85%	12.79%	12.83%	23	bps
Private Student Loans	8.19%	8.05%	7.89%	7.69%	7.56%	63	bps
Personal Loans	12.66%	12.55%	12.43%	12.27%	12.33%	33	bps
Other Loans	6.38%	6.02%	5.98%	5.66%	5.56%	82	bps
Total Loans	12.45%	12.28%	12.21%	12.14%	12.15%	30	bps
Total Interest Earning Assets	10.72%	10.52%	10.51%	10.41%	10.39%	33	bps

Liabilities and Stockholders' Equity
Direct to Consumer and Affinity Deposits	1.88%	1.71%	1.59%	1.44%	1.37%	51	bps
Brokered Deposits and Other Deposits	2.51%	2.33%	2.19%	2.12%	2.12%	39	bps
Total Interest-bearing Deposits	2.08%	1.90%	1.79%	1.65%	1.59%	49	bps
Short-term Borrowings	2.09%	1.89%	1.75%	1.31%	1.33%	76	bps
Securitized Borrowings	2.71%	2.67%	2.43%	2.19%	2.37%	34	bps
Other Long-term Borrowings	4.56%	4.57%	4.49%	4.30%	4.30%	26	bps
Total Interest-bearing Liabilities	2.49%	2.35%	2.22%	2.07%	2.08%	41	bps

Net Interest Margin	10.28%	10.21%	10.23%	10.28%	10.28%	—	bps
Net Yield on Interest-earning Assets	8.57%	8.50%	8.59%	8.64%	8.60%	(3)	bps

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
LOAN STATISTICS
(unaudited, in millions)
	Quarter Ended							Nine Months Ended
	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017	Sep 30, 2017	Sep 30, 2018 vs. Sep 30, 2017		Sep 30, 2018	Sep 30, 2017	2018 vs. 2017
TOTAL LOAN RECEIVABLES
Ending Loans [1,2]	$86,894	$84,789	$82,744	$84,248	$80,443	$6,451	8%	$86,894	$80,443	$6,451	8%
Average Loans [1,2]	$85,855	$83,648	$83,254	$81,802	$79,189	$6,666	8%	$84,262	$77,420	$6,842	9%

Interest Yield	12.45%	12.28%	12.21%	12.14%	12.15%	30	bps	12.32%	12.03%	29	bps
Gross Principal Charge-off Rate	3.63%	3.78%	3.74%	3.45%	3.26%	37	bps	3.72%	3.29%	43	bps
Gross Principal Charge-off Rate excluding PCI Loans [3]	3.71%	3.87%	3.84%	3.54%	3.35%	36	bps	3.80%	3.40%	40	bps
Net Principal Charge-off Rate	2.97%	3.11%	3.09%	2.85%	2.63%	34	bps	3.06%	2.65%	41	bps
Net Principal Charge-off Rate excluding PCI Loans [3]	3.03%	3.18%	3.17%	2.92%	2.71%	32	bps	3.13%	2.73%	40	bps
Delinquency Rate (30 or more days) excluding PCI Loans [3]	2.22%	2.08%	2.23%	2.20%	2.05%	17	bps	2.22%	2.05%	17	bps
Delinquency Rate (90 or more days) excluding PCI Loans [3]	1.00%	0.99%	1.06%	0.99%	0.91%	9	bps	1.00%	0.91%	9	bps
Gross Principal Charge-off Dollars	$785	$789	$769	$711	$651	$134	21%	$2,343	$1,907	$436	23%
Net Principal Charge-off Dollars	$642	$649	$635	$583	$527	$115	22%	$1,926	$1,536	$390	25%
Net Interest and Fee Charge-off Dollars	$135	$138	$136	$119	$107	$28	26%	$409	$323	$86	27%
Loans Delinquent 30 or more days [3]	$1,894	$1,725	$1,800	$1,806	$1,605	$289	18%	$1,894	$1,605	$289	18%
Loans Delinquent 90 or more days [3]	$854	$821	$855	$815	$709	$145	20%	$854	$709	$145	20%

Allowance for Loan Loss (period end)	$2,927	$2,828	$2,736	$2,621	$2,531	$396	16%	$2,927	$2,531	$396	16%
Reserve Change Build/ (Release) [4]	$100	$93	$116	$96	$147	($47)		$309	$364	($55)
Reserve Rate	3.37%	3.34%	3.31%	3.11%	3.15%	22	bps	3.37%	3.15%	22	bps
Reserve Rate Excluding PCI Loans [3]	3.41%	3.38%	3.35%	3.15%	3.20%	21	bps	3.41%	3.20%	21	bps

CREDIT CARD LOANS
Ending Loans	$69,253	$67,812	$65,577	$67,291	$63,475	$5,778	9%	$69,253	$63,475	$5,778	9%
Average Loans	$68,613	$66,594	$65,983	$64,791	$62,647	$5,966	10%	$67,073	$61,165	$5,908	10%

Interest Yield	13.06%	12.88%	12.85%	12.79%	12.83%	23	bps	12.93%	12.72%	21	bps
Gross Principal Charge-off Rate	3.90%	4.12%	4.08%	3.73%	3.53%	37	bps	4.03%	3.61%	42	bps
Net Principal Charge-off Rate	3.14%	3.34%	3.32%	3.03%	2.80%	34	bps	3.27%	2.86%	41	bps
Delinquency Rate (30 or more days)	2.32%	2.16%	2.33%	2.28%	2.14%	18	bps	2.32%	2.14%	18	bps
Delinquency Rate (90 or more days)	1.12%	1.09%	1.18%	1.12%	1.02%	10	bps	1.12%	1.02%	10	bps
Gross Principal Charge-off Dollars	$674	$684	$663	$612	$555	$119	21%	$2,021	$1,651	$370	22%
Net Principal Charge-off Dollars	$543	$555	$540	$496	$439	$104	24%	$1,638	$1,306	$332	25%
Loans Delinquent 30 or more days	$1,608	$1,466	$1,529	$1,532	$1,359	$249	18%	$1,608	$1,359	$249	18%
Loans Delinquent 90 or more days	$777	$743	$777	$751	$646	$131	20%	$777	$646	$131	20%

Allowance for Loan Loss (period end)	$2,424	$2,334	$2,252	$2,147	$2,091	$333	16%	$2,424	$2,091	$333	16%
Reserve Change Build/ (Release)	$90	$82	$105	$56	$111	($21)		$277	$301	($24)
Reserve Rate	3.50%	3.44%	3.43%	3.19%	3.29%	21	bps	3.50%	3.29%	21	bps

Total Discover Card Volume	$39,414	$38,430	$34,327	$38,574	$35,581	$3,833	11%	$112,171	$103,284	$8,887	9%
Discover Card Sales Volume	$35,896	$35,077	$30,850	$35,339	$32,161	$3,735	12%	$101,823	$93,467	$8,356	9%
Rewards Rate	1.31%	1.31%	1.27%	1.23%	1.30%	1	bps	1.30%	1.25%	5	bps
[1] Total Loans includes Home Equity and other loans

[2] Purchased Credit Impaired ("PCI") loans are loans that were acquired in which a deterioration in credit quality occurred between the origination date and the acquisition date. These loans were initially recorded at fair value and accrete interest income over the estimated lives of the loans as long as cash flows are reasonably estimable, even if the loans are contractually past due. PCI loans are private student loans and are included in total loan receivables

[3] Excludes PCI loans (described above) which are accounted for on a pooled basis. Since a pool is accounted for as a single asset with a single composite interest rate and aggregate expectation of cash flows, the past-due status of a pool, or that of the individual loans within a pool, is not meaningful. Because the Company is recognizing interest income on a pool of loans, it is all considered to be performing

[4]  Allowance for loan loss includes the net change in reserves on PCI pools having no remaining non-accretable difference which does not impact the reserve change build/(release) in provision for loan losses

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
LOAN STATISTICS
(unaudited, in millions)
	Quarter Ended							Nine Months Ended
	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017	Sep 30, 2017	Sep 30, 2018 vs. Sep 30, 2017		Sep 30, 2018	Sep 30, 2017	2018 vs. 2017
PRIVATE STUDENT LOANS
Ending Loans (excluding PCI)	$7,668	$7,260	$7,416	$7,076	$6,998	$670	10%	$7,668	$6,998	$670	10%
Ending PCI Loans [1]	1,735	1,842	1,956	2,084	2,202	(467)	(21%)	1,735	2,202	(467)	(21%)
Ending Loans	$9,403	$9,102	$9,372	$9,160	$9,200	$203	2%	$9,403	$9,200	$203	2%

Interest Yield	8.19%	8.05%	7.89%	7.69%	7.56%	63	bps	8.04%	7.43%	61	bps
Net Principal Charge-off Rate	0.96%	0.92%	0.92%	1.03%	1.14%	(18)	bps	0.93%	0.86%	7	bps
Net Principal Charge-off Rate excluding PCI Loans [2]	1.19%	1.16%	1.17%	1.34%	1.52%	(33)	bps	1.17%	1.17%	—	bps
Delinquency Rate (30 or more days) excluding PCI Loans [2]	2.13%	2.10%	2.25%	2.35%	2.14%	(1)	bps	2.13%	2.14%	(1)	bps

Reserve Rate	1.80%	1.87%	1.82%	1.77%	1.77%	3	bps	1.80%	1.77%	3	bps
Reserve Rate excluding PCI Loans [2]	1.87%	1.97%	1.93%	1.89%	1.89%	(2)	bps	1.87%	1.89%	(2)	bps

PERSONAL LOANS
Ending Loans	$7,545	$7,304	$7,307	$7,374	$7,397	$148	2%	$7,545	$7,397	$148	2%

Interest Yield	12.66%	12.55%	12.43%	12.27%	12.33%	33	bps	12.55%	12.24%	31	bps
Net Principal Charge-off Rate	4.09%	3.97%	4.03%	3.62%	3.19%	90	bps	4.03%	3.18%	85	bps
Delinquency Rate (30 or more days)	1.57%	1.42%	1.37%	1.40%	1.27%	30	bps	1.57%	1.27%	30	bps

Reserve Rate	4.28%	4.29%	4.12%	4.08%	3.63%	65	bps	4.28%	3.63%	65	bps

[1] Purchased Credit Impaired ("PCI") loans are loans that were acquired in which a deterioration in credit quality occurred between the origination date and the acquisition date. These loans were initially recorded at fair value and accrete interest income over the estimated lives of the loans as long as cash flows are reasonably estimable, even if the loans are contractually past due. PCI loans are private student loans and are included in total loan receivables

[2] Excludes PCI loans (described above) which are accounted for on a pooled basis. Since a pool is accounted for as a single asset with a single composite interest rate and aggregate expectation of cash flows, the past-due status of a pool, or that of the individual loans within a pool, is not meaningful. Because the Company is recognizing interest income on a pool of loans, it is all considered to be performing

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
SEGMENT RESULTS
(unaudited, in millions)
	Quarter Ended							Nine Months Ended
	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017	Sep 30, 2017	Sep 30, 2018 vs. Sep 30, 2017		Sep 30, 2018	Sep 30, 2017	2018 vs. 2017
DIRECT BANKING
Interest Income	$2,781	$2,636	$2,569	$2,556	$2,476	$305	12%	$7,986	$7,092	$894	13%
Interest Expense	558	507	469	436	426	132	31%	1,534	1,212	322	27%
Net Interest Income	2,223	2,129	2,100	2,120	2,050	173	8%	6,452	5,880	572	10%
Other Income	421	398	394	423	401	20	5%	1,213	1,184	29	2%
Revenue Net of Interest Expense	2,644	2,527	2,494	2,543	2,451	193	8%	7,665	7,064	601	9%
Provision for Loan Losses	742	742	751	678	675	67	10%	2,235	1,908	327	17%
Total Other Expense	979	948	932	995	909	70	8%	2,859	2,634	225	9%
Income Before Income Taxes	$923	$837	$811	$870	$867	$56	6%	$2,571	$2,522	$49	2%

Net Interest Margin	10.28%	10.21%	10.23%	10.28%	10.28%	—	bps	10.24%	10.16%	8	bps
Pretax Return on Loan Receivables	4.27%	4.01%	3.95%	4.22%	4.35%	(8)	bps	4.08%	4.36%	(28)	bps

Allowance for Loan Loss (period end)	$2,920	$2,821	$2,728	$2,613	$2,525	$395	16%	$2,920	$2,525	$395	16%
Reserve Change Build/ (Release) [1]	$100	$93	$116	$94	$148	($48)		$309	$374	($65)

PAYMENT SERVICES
Interest Income	$—	$—	$—	$—	$—	$—	NM	$—	$—	$—	NM
Interest Expense	—	—	—	—	—	—	NM	—	—	—	NM
Net Interest Income	—	—	—	—	—	—	NM	—	—	—	NM
Other Income	80	76	81	71	74	6	8%	237	219	18	8%
Revenue Net of Interest Expense	80	76	81	71	74	6	8%	237	219	18	8%
Provision for Loan Losses	—	—	—	1	(1)	1	NM	—	(8)	8	NM
Total Other Expense	36	36	36	41	39	(3)	(8%)	108	111	(3)	(3%)
Income Before Income Taxes	$44	$40	$45	$29	$36	$8	22%	$129	$116	$13	11%

[1]  Allowance for loan loss includes the net change in reserves on PCI pools having no remaining non-accretable difference which does not impact the reserve change build/(release) in provision for loan losses

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
GLOSSARY OF FINANCIAL TERMS

Book Value per share represents total equity divided by ending common shares outstanding

Capital Returned to Common Stockholders represents common stock dividends declared plus treasury share repurchases minus common stock issued under employee benefit plans and stock based compensation

Common Equity Tier 1 Capital Ratio (Basel III transition) represents common equity tier 1 capital divided by risk weighted assets calculated under Basel III rules subject to transition provisions

Common Equity Tier 1 Capital Ratio (Basel III fully phased-in) represents fully phased-in common equity tier 1 capital divided by risk weighted assets under fully phased-in Basel III rules. The Common Equity Tier 1 Capital Ratio (Basel III fully phased-in) is calculated using Basel III fully phased-in common equity tier 1 capital, a non-GAAP measure. The Company believes that the common equity tier 1 capital ratio based on fully phased-in Basel III rules is an important complement to the existing capital ratios and for comparability to other financial institutions. For the corresponding reconciliation of common equity tier 1 capital and risk weighted assets calculated under fully phased-in Basel III rules to common equity tier 1 capital and risk weighted assets calculated under Basel III transition rules see the Reconciliation of GAAP to non-GAAP data schedule

Delinquency Rate (30 or more days) represents loans delinquent thirty days or more divided by ending loans (total or respective loans, as appropriate)

Delinquency Rate (90 or more days) represents loans delinquent ninety days or more divided by ending loans (total or respective loans, as appropriate)

Discover Card Sales Volume represents Discover card activity related to net sales

Discover Card Volume represents Discover card activity related to net sales, balance transfers, cash advances and other activity

Discover Network Proprietary Volume represents gross proprietary sales volume on the Discover Network

Earnings Per Share represents net income allocated to common stockholders divided by the weighted average common shares outstanding

Effective Tax Rate represents tax expense divided by income before income taxes

Gross Principal Charge-off Rate represents gross principal charge-off dollars (annualized) divided by average loans for the reporting period

Interest Yield represents interest income on loan receivables (annualized) divided by average loans for the reporting period

Liquidity Portfolio represents cash and cash equivalents (excluding cash-in-process) and other investments

Net Income Allocated to Common Stockholders represents net income less (i) dividends and accretion of discount on shares of preferred stock and (ii) income allocated to participating securities

Net Interest Margin represents net interest income (annualized) divided by average total loans for the period

Net Principal Charge-off Rate represents net principal charge-off dollars (annualized) divided by average loans for the reporting period

Operating Efficiency represents total other expense divided by revenue net of interest expense

Payout Ratio represents capital returned to common stockholders divided by net income allocated to common stockholders

Pretax Return on Loan Receivables represents income before income taxes (annualized) divided by total average loans for the period

Proprietary Network Volume represents gross proprietary sales volume on the Discover Network

Ratio of Earnings to Fixed Charges is a year-to-date statistic and represents income before income tax expense and fixed charges divided by fixed charges for the reporting period. Fixed charges are the sum of interest expense, amortized premiums, discounts and capitalized expenses related to indebtedness and an estimate of interest within rental expense for the reporting period

Regulatory Capital Ratios are regulatory measures used to evaluate capital adequacy. Under Basel III, for a Bank Holding Company to be considered "well-capitalized," total risk-based and tier 1 risk-based capital ratios of 10% and 6% respectively must be maintained. Under Basel III, to meet the regulatory minimum a Bank Holding Company must maintain total risk-based, tier 1 risk-based, tier 1 leverage, and common equity tier 1 ratios of 8%, 6%, 4%, and 4.5% respectively. As of January 1, 2015 regulatory capital ratios are calculated under Basel III rules subject to transition provisions. Total Risk Based Capital Ratio represents total capital divided by risk-weighted assets. Tier 1 Capital Ratio represents tier 1 capital divided by risk-weighted assets. Tier 1 Leverage Ratio represents tier 1 capital divided by average total assets. The Tier 1 Common Capital Ratio has been replaced by the Common Equity Tier 1 Ratio under Basel III

Reserve Rate represents the allowance for loan losses divided by total loans

Return on Equity represents net income (annualized) divided by average total equity for the reporting period

Rewards Rate represents rewards cost divided by Discover Card sales volume

Tangible Assets represents total assets less goodwill and intangibles

Tangible Common Equity ("TCE"), a non-GAAP financial measure, represents total common equity less goodwill and intangibles. The Company believes TCE is a more meaningful measure to investors of the net asset value of the Company. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of GAAP to Non-GAAP data schedule

Tangible Common Equity/Net Loans, a non-GAAP measure, represents total common equity less goodwill and intangibles divided by total loans less the allowance for loan loss (period end)

Tangible Common Equity per Share, a non-GAAP measure, represents total common equity less goodwill and intangibles divided by ending common shares outstanding

Tangible Common Equity/Tangible Assets, a non-GAAP measure, represents total common equity less goodwill and intangibles divided by total assets less goodwill and intangibles

Total Volume represents the transaction dollar volume from the PULSE network, Network Partners, Diners Club and proprietary Discover Network

Undrawn Credit Facilities represents asset-backed conduit funding facilities and Federal Reserve discount window (excluding investments pledged to the Federal Reserve, which are included within the liquidity investment portfolio)

DISCOVER FINANCIAL SERVICES
RECONCILIATION OF GAAP TO NON-GAAP DATA
(unaudited, in millions)
	Quarter Ended
	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017	Sep 30, 2017
GAAP Total Common Equity	$10,453	$10,326	$10,308	$10,329	$10,627
Less: Goodwill	(255)	(255)	(255)	(255)	(255)
Less: Intangibles	(162)	(162)	(162)	(163)	(163)
Tangible Common Equity [1]	$10,036	$9,909	$9,891	$9,911	$10,209

GAAP Book Value Per Share	$32.60	$31.66	$30.93	$30.43	$30.56
Less: Goodwill	(0.76)	(0.73)	(0.72)	(0.72)	(0.69)
Less: Intangibles	(0.48)	(0.47)	(0.46)	(0.45)	(0.45)
Less: Preferred Stock	(1.66)	(1.64)	(1.60)	(1.57)	(1.53)
Tangible Common Equity Per Share	$29.70	$28.82	$28.15	$27.69	$27.89

[1] Tangible Common Equity ("TCE"), a non-GAAP financial measure, represents common equity less goodwill and intangibles. A reconciliation of TCE to common equity, a GAAP financial measure, is shown above. Other financial services companies may also use TCE and definitions may vary, so users of this information are advised to exercise caution in comparing TCE of different companies. TCE is included because management believes that common equity excluding goodwill and intangibles is a more meaningful measure to investors of the true net asset value of the Company

Note: See Glossary of Financial Terms for definitions of financial terms